                                                                    EXHIBIT 10.1

                                 DSP GROUP, INC.

                     1991 EMPLOYEE AND CONSULTANT STOCK PLAN

  (As Amended and Restated Effective January 10, 1994; April 22, 1994; May 16,
        1995; May 21, 1996; May 19, 1998; July 19, 1998 and July 18, 2001)

      1.    Purposes of Plan. The purposes of this Stock Option Plan are:

      . to attract and retain the best available personnel for positions of substantial responsibility;

      .     to provide additional incentive to Employees and Consultants; and

      .     to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

      2.    Definitions. As used herein, the following definitions shall apply:

            a. "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            b. "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

            c.    "Board" means the Board of Directors of the Company.

            d.    "Code" means the Internal Revenue Code of 1986, as amended.

            e. "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

            f.    "Common Stock" means the Common Stock of the Company.

            g.    "Company" means DSP Group, Inc., a Delaware corporation.

            h. "Consultant" means any person, including an advisor, engaged by the Company, ParthusCeva, Inc. or any Parent or Subsidiary of either company to render services, and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company, or who are not compensated by the Company for their services as Directors.

            i.    "Continuous Status as an Employee or Consultant" means

                  (i) that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary of the Company. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the day three (3) months and one (1) day following the expiration of such ninety (90) day period (where re-employment is not guaranteed by contract or statute) the Optionee's

Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries, or its successor; or

                  (ii) for purposes of Nonstatutory Stock Options granted prior to July 18, 2001, that the employment or consulting relationship is not interrupted or terminated by the Company, ParthusCeva, Inc., or any Parent or Subsidiary of either Company. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, ParthusCeva, Inc., or any Parent, Subsidiary or successor of either Company.

            j. "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

            k. "Director" means a member of the Board or the board of directors of ParthusCeva, Inc.

            l. "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

            m. "Employee" means any person, including Officers and Directors, employed by the Company, ParthusCeva, Inc. or any Parent or Subsidiary of either company. Neither service as a Director nor payment of a Director's fee by the Company, ParthusCeva, Inc. or any Parent or Subsidiary of either company shall be sufficient to constitute "employment" by the Company.

            n. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            o. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no shares were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, as reported in The Wall Street Journal, or such other source as the Administrator deems reliable;

                  ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof), or is regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal, or such other source as the Administrator deems reliable;

                  iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            p. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            q. "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            r. "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

            s. "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            t.    "Option" means a stock option granted pursuant to the Plan.

            u. "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            v. "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

            w.    "Optioned Stock" means the Common Stock subject to an Option.

            x. "Optionee" means an Employee or Consultant who holds an outstanding Option.

            y. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            z. "Performance - Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

            aa.   "Plan" shall mean this 1991 Employee and Consultant Stock
Plan, as amended and restated.

            bb.   "Rule 16b-3" means Rule 16b-3 of the Exchange Act, or any
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            cc.   "Share" means a share of the Common Stock, as adjusted in
accordance with Section 12 of the Plan.

            dd.   "Spin-off Transaction" means a distribution by the Company to its stockholders of all or any portion of the securities of any Subsidiary of the Company.

            ee.   "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 8,552,811 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

            On May 15, 2001, 184,128 Shares available for future issuance under the Plan were added to the Company's 2001 Stock Incentive Plan reducing the total reserve under the Plan to 8,415,872 Shares. Any Shares represented by awards under the Plan that are forfeited, expire or are cancelled without delivery of the Shares or which result in forfeiture of the Shares back to the Company on or after May 15, 2001 shall be added to the Company's 2001 Stock Incentive Plan. As a result of the Company's distribution of all (or substantially all) of the shares of capital stock of Ceva, Inc. in November 2002, the number of shares reserved for issuance under the Plan was adjusted so that 8,552,811 Shares are available for issuance under the Plan.

            If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has been terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4.    Administration of the Plan.

            a.    Procedure.

                  i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                  ii) Administration with Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3;

                  iii) Administration with Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board; or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity and otherwise directed by the Board. The Board may increase the size of the new Committee and appoint additional members, remove members (with or without cause), and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

                  iv) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

            b. Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                  ii) to select the Consultants and Employees to whom Options may be granted hereunder;

                  iii) to determine whether and to what extent Options are granted hereunder;

                  iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  v)      to approve forms of agreement for use under the Plan;

                  vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  vii) to reduce the exercise price of any Option to the then-current Fair Market Value, if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the option was granted, provided, however, that any such reduction of the exercise price of an Option shall be subject to stockholder approval which shall mean approval by the holders of a majority of the Shares of Common Stock of the Company present or represented by proxy (and entitled to vote) at a meeting of the Company's stockholders except as otherwise provided by Applicable Laws and subject to
Section 14;

                  viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                  ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  x) to modify or amend each Option (subject to Section 16 of the Plan);

                  xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                  xii)    to institute an Option Exchange Program;

                  xiii) to determine the terms and restrictions applicable to Options; and

                  xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

            c. Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

      5. Eligibility. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

      6.    Limitations.

            a. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value: (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company, or any Parent or Subsidiary), (iii) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6.a., Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

            b. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

            c. The following limitation shall apply to grants of Options under the Plan:

            No individual shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

            The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

            The limitation set forth in this Section 6.c. is intended to satisfy the requirements applicable to Options intended to qualify as "performance-based compensation" (within the meaning of Section 162(m) of the Code). In the event the Administrator determines that such limitations are not required to qualify Options as performance-based compensation, the Administrator may modify or eliminate such limitations.

            d. No Option with a per share exercise price which is greater than the Fair Market Value shall be repriced unless approved by the stockholders of the Company.

      7. Term of Plan. Subject to Section 16 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board, or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years, unless terminated earlier under Section 14 of the Plan.

      8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

      9.    Option Exercise Price and Consideration.

            a. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                  i)      In the case of an Incentive Stock Option:

                          a)    granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                          b)    granted to any Employee, the per Share exercise
price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless approved by the stockholders of the Company.

                  iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

            b. Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

            c. Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                  i)      cash;

                  ii)     check;

                  iii)    promissory note;

                  iv) other Shares which (a) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six
(6) months on the date of surrender; and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  v) delivery of a properly executed exercise notice, together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price;

                  vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  vii)    any combination of the foregoing methods of payment;
or

                  viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10.   Exercise of Option.

            a. Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan, and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

            Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            b. Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            c. Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months (or such other period of time as is determined by the Administrator) from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            d. Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months (or such other period of time as is determined by the Administrator) following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such option shall revert to the Plan.

            e. Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders"), must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      11. Nontransferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by Will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

            a. Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option. Notwithstanding any terms of the Plan to the contrary, in the event of a Spin-off Transaction, the Administrator may in its discretion and without stockholder approval make such adjustments and take such other action as it deems appropriate with respect to outstanding Options under the Plan, including but not limited to adjustments to the number and kind of shares, the price per share and the vesting periods of outstanding Options or the substitution, exchange or grant of Options to purchase securities of the Subsidiary; provided that the Administrator shall not be obligated to make any such adjustments or take any such action hereunder.

            b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her

Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

            c.    Merger or Asset Sale. Subject to the provisions of paragraph
(d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per-share consideration received by holders of Common Stock in the merger or sale of assets.

            d. Change in Control. In the event of a "Change of Control" of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

                  i) Except as otherwise determined by the Board, in its discretion, in the event of an anticipated Change in Control, any Options outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

                  ii) Except as otherwise determined by the Board, in its discretion, in the event of an anticipated Change in Control, all outstanding Options, to the extent they are exercisable and vested (including Options that shall become exercisable and vested pursuant to subparagraph i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Options). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee, prior to payment, to the estate of the Optionees or a person who acquired the right to exercise the Option by bequest or inheritance;

                  iii) Any payment made pursuant to this paragraph (d) shall not exceed the maximum amount which could be paid to an Optionee without having the payment treated as an "excess parachute payment" within the meaning of
Section 280G of the Code.

            e.    Definition of "Change in Control". For purposes of this
Section 12, a "Change in Control" means the happening of any of the following:

                  i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than twenty-five percent (25%) of the combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of directors; or

                  ii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75 %) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                  iii) A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders; or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

            f. Change in Control Price. For purposes of this Section 12, "Change in Control Price" shall be, as determined by the Board: (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change of Control Price by the Board (the "60-Day Period"); or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period; or (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

      13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      14.   Amendment and Termination of the Plan.

            a. Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            b. Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation. In addition, the approval of the Company's stockholders is required for any Plan amendment which would permit decreasing the exercise price of any Option outstanding under the Plan. Further, the approval of the Corporation's stockholders is required for any Plan amendment which would change any of the provisions of this Section 14(b). For purposes of this Section, approval of the stockholders means, except as provided by Applicable Laws, approval of a majority of the Shares of Common Stock of the Company present or represented by proxy (and entitled to vote) at a meeting of the Company's stockholders.

            c. Effect of Amendment or Termination. No. amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

      15.   Conditions Upon Issuance of Shares.

            a. Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            b. Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required.

      16.   Liability of Company.

            a. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            b. Grants Exceeding Allotted Shares. If the Option Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14.b. of the Plan.

      17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      18. Plan Approval. The Plan was adopted by the Board and the stockholders of the Corporation in 1991. The Plan was amended and restated effective January 10, 1994, April 22, 1994, May 16, 1995, May 21, 1996, May
19,1998, and July 19, 1998. On July 18, 2001, the Board adopted and approved an amendment and restatement of the Plan to amend various terms of the Plan in anticipation of the distribution of all (or substantially all) of the shares of capital stock of Ceva, Inc. held by the Corporation to the stockholders of the Corporation. All stock numbers in the Plan have been restated to give effect retroactively to (a) a stock dividend, which effected a two-for-one stock split of the Company's common stock in March 2000 and (b) the distribution of all (or substantially all) of the shares of capital stock of Ceva, Inc. in November 2002.

                                 DSP GROUP, INC.

                     1991 EMPLOYEE AND CONSULTANT STOCK PLAN

  (As Amended and Restated Effective January 10, 1994; April 22, 1994; May 16,
                      1995; May 21, 1996; and May 19, 1998)

                             STOCK OPTION AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement").

A.    NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

      You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

      Grant Number                                    ___________

      Date of Grant                                   ___________

      Vesting Commencement Date                       ___________

      Exercise Price per Share                        $__________

      Total Number of Shares Granted                  ___________

      Total Exercise Price                            $__________

      Type of Option                        ____      Incentive Stock Option

                                            ____      Nonstatutory Stock Option

      Term/Expiration Date                            ___________

      Vesting Schedule:

      This Option may be exercised, in whole or in part, in accordance with the following schedule:

            25% of the Shares subject to the Option shall vest 12 months after the Vesting Commencement Date, and 6.25 % of the Shares subject to the Option shall Vest at the end of each three-month period thereafter.

      Termination Period:

      This Option may be exercised for ___ days after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

B.    AGREEMENT

      1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part 1. of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14.c. of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

            If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d), it shall be treated as a Nonstatutory Stock Option.

      2.    Exercise of Option.

            a. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

            b. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares") and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

            No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the optionee on the date the Option is exercised with respect to such Exercised Shares.

      3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

            a.    Cash; or

            b.    Check; or

            c. Delivery of a properly executed Exercise Notice, together with such other documentation as the Administrator and the broker, if applicable, shall require to affect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price; or

            d. Surrender of other Shares which (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender; and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

      4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by Will, or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      6. Tax Consequences. Some of the federal, California and other states tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            a.    Exercising the Option.

                  i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and California and other states income tax liabilities upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax, or California or other states income tax liabilities upon its exercise, although the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes, and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall automatically convert a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

            b.    Disposition of Shares.

                  i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                  ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise, and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise, or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the fair market value of the Shares acquired on the date of exercise and the aggregate Exercise Price; or (b) the difference between the sale price of such Shares and the aggregate Exercise Price.

            c. Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the Grant date; or (ii) one year after the exercise Date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

OPTIONEE:                                             DSP GROUP, INC.

                                                 By:
--------------------------                          ----------------------
(Signature)                                             (Signature)

                                                 Title:
--------------------------                             -------------------
(Print Name)

--------------------------
(Print Address)

                                CONSENT OF SPOUSE

      The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                                 -------------------------
                                                 Spouse of Optionee

                                    Exhibit A

                                 DSP GROUP, INC.

                     1991 EMPLOYEE AND CONSULTANT STOCK PLAN

  (As Amended and Restated Effective January 10, 1994; April 22, 1994; May 16,
                      1995; May 21, 1996; and May 19, 1998)

                                 EXERCISE NOTICE

DSP Group, Inc.
3120 Scott Boulevard
Santa Clara, CA 95054
Attention:  Chief Financial Officer

      1     Exercise of Option. Effective as of today, ________, 19__, the undersigned, ("Purchaser"), hereby elects to purchase ____________ (__) shares (the "Shares") of the Common Stock of DSP Group, Inc. (the "Company") under and pursuant to the 1991 Employee and Consultant Stock Plan, as amended and restated effective January 10, 1994; April 22, 1994; May 16, 1995; and May 21, 1996 (the "Plan"), and the Stock Option Agreement dated (the "Option Agreement"). The purchase price for the Shares shall be _____________($_____), as required by the Option Agreement.

      2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

      3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

      4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

      5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and such agreement is governed by California law, except for that body of law pertaining to conflict of laws.

Submitted by:                                    Accepted by:

PURCHASER:                                       DSP GROUP, INC.:

                                                 By:
--------------------------                          ----------------------
(Signature)                                             (Signature)


--------------------------                       -------------------------
                                                 (Print Name and Title)


Address:                                         Address:

                                                 3120 Scott Boulevard
                                                 Santa Clara, CA 95054